SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     February 17, 1999


                              GEORGIA POWER COMPANY
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             (Exact name of registrant as specified in its charter)

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             Georgia                  1-6468                58-0257110
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  (State or other jurisdiction   (Commission File  (IRS Employer Identification
        of incorporation)             Number)                  No.)


         241 Ralph McGill Boulevard, Atlanta, Georgia                30308
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           (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code  (404) 506-6526
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                                       N/A
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         (Former name or former address, if changed since last report.)



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2

Item 5.         Other Events.
                On February 17, 1999, Georgia Power Company (the "Company") and Georgia Power Capital Trust IV (the "Trust") entered into an Underwriting Agreement covering the issue and sale by the Trust of 8,000,000 6.85% Trust Preferred Securities (liquidation amount $25 per Preferred Security). Said Preferred Securities were registered under the Securities Act of 1933, as amended, pursuant to the registration statement (Registration Nos. 333-43895, 333-43895-01, 333-43895-02 and 333-43895-03) of the Company and the Trust.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                (c) Exhibits.

                  1 Underwriting Agreement, dated February 17, 1999, among the Company, the Trust and Morgan Stanley & Co. Incorporated, A.G. Edwards & Sons, Inc., Goldman, Sachs & Co., Lehman Brothers Inc., PaineWebber Incorporated, Prudential Securities Incorporated and Salomon Smith Barney Inc., as representatives.

                  4.3 Subordinated Note Indenture dated June 1, 1997 between the Company and The Chase Manhattan Bank, as Trustee (Designated in Certificate of Notification, File No. 70-8461, as Exhibit D and incorporated herein by reference).

                  4.4 Second Supplemental Indenture dated as of February 25, 1999, providing for the issuance of the Company's Series D 6.85% Junior Subordinated Notes due March 31, 2029.

                  4.7-A Amended and Restated Trust Agreement of Georgia Power Capital Trust IV.

                  4.8-A Form of Preferred Security of Georgia Power Capital Trust IV (included in Exhibit 4.7-A above).

                  4.10 Form of Series D 6.85% Junior Subordinated Note due March 31, 2029 (included in Exhibit 4.4 above).

                  4.11-A Guarantee Agreement relating to Georgia Power Capital Trust IV.

                  4.12-A Agreement as to Expenses and Liabilities relating to Georgia Power Capital Trust IV (included in Exhibit 4.7-A above).

                  23.1     Consent of Troutman Sanders LLP.




                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     February 23, 1999                         GEORGIA POWER COMPANY



                                                     By    /s/Wayne Boston
                                                              Wayne Boston
                                                           Assistant Secretary